Exhibit 10.1

Amendment No. 1 to Securities Purchase AGREEMENT

This Amendment No. 1, dated as of February 9, 2012 (this “Amendment”) amends that certain SECURITIES PURCHASE AGREEMENT, dated as of June 2, 2011 (as amended hereby, the “Securities Purchase Agreement”), by and among THE AMACORE GROUP, INC. (the “Company”), VICIS CAPITAL MASTER FUND (the “Purchaser”), and each of the undersigned Guarantors (each a “Guarantor” and collectively, the “Guarantors”).

RECITALS

WHEREAS, Company and Purchaser entered into the Securities Purchase Agreement pursuant to which Purchaser agreed to acquire up to $2,500,000 in principal amount of the Company’s 15% Senior Secured Convertible Notes due June 30, 2012 (each an “Acquired Note” and collectively, the “Acquired Notes”), which are convertible into shares of the Company’s Class A Common Stock (the “Common Stock”), par value $.001 per share (the “Conversion Shares” and, together with the Acquired Notes, the “Securities”); and

WHEREAS, contemporaneous with the consummation of the transactions contemplated by the Securities Purchase Agreement, the Company and the Purchaser entered into that certain Amended and Restated Security Agreement, dated as of June 2, 2011, by and between the Company and the Purchaser (as amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Security Agreement”);

WHEREAS, contemporaneous with the consummation of the transactions contemplated by the Securities Purchase Agreement, the Guarantors and the Purchaser entered into that certain Amended and Restated Guaranty Agreement, dated as of June 2, 2011, by and among each such Guarantor and the Purchaser (as amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Guaranty Agreement”);

WHEREAS, contemporaneous with the consummation of the transactions contemplated by the Securities Purchase Agreement, the Guarantors and the Purchaser entered into that certain Amended and Restated Guarantor Security Agreement, dated as of June 2, 2011, by and between each Guarantor and the Purchaser (as amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Guarantor Security Agreement”);

WHEREAS, contemporaneous with the consummation of the transactions contemplated by the Securities Purchase Agreement, the Company and the Purchaser entered into that certain Registration Rights Agreement, dated as of June 2, 2011 (the “Registration Rights Agreement”), pursuant to which the Company granted the Purchaser certain registration rights;

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WHEREAS, the Company and Purchaser wish to amend the Securities Purchase Agreement to permit the Company to sell to Purchaser, upon the terms and conditions stated in this Amendment, one or more additional Acquired Notes in the aggregate principal amount of up to $1,500,000 (the “Additional Acquired Notes” and such principal amount, the “Additional Purchase Price”); and

WHEREAS, capitalized terms not defined herein shall have the meaning as set forth in the Securities Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENT OF SECURITIES PURCHASE AGREEMENT.

1.1 The following recital is added as the second recital of the Securities Purchase Agreement:

“WHEREAS, pursuant to the terms and conditions of this Agreement, the Company wishes to issue and sell to Purchaser up to an additional $1,500,000 in principal amount of its 15% Senior Secured Convertible Notes due June 30, 2012, in the form attached hereto as Exhibit A (each, an “Additional Acquired Note” and each of which shall be considered an “Acquired Note” hereunder), which are convertible into shares of the Company’s Common Stock, par value $.001 per share (which shares of Common Stock shall be considered “Conversion Shares” hereunder, and together with the additional Acquired Notes, shall be considered “Securities” hereunder).”

1.2 Section 1.1 of the Securities Purchase Agreement is hereby amended by adding the following clause (a):

“(a) Subject to the terms and conditions hereof and in reliance on the representations and warranties contained herein or made pursuant hereto, the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company at the closing of the transactions contemplated hereby (each of which shall be deemed to be a “Closing” for all purposes hereunder), the Additional Acquired Notes; provided that such additional Acquired Notes shall not have an aggregate principal amount that exceeds $1,500,000 (the “Additional Purchase Price”). The “Additional Purchase Price” shall be considered a part of the Purchase Price for all purposes hereunder.”

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1.3 Section 1.3 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“1.3 Initial Closing. On the date of Amendment No. 1 to this Securities Purchase Agreement, the Company shall deliver to the Purchaser an Acquired Note in the principal amount of $500,000 and the Purchaser shall deliver to the Company an amount equal to $500,000 (the “Initial Closing Payment”) via wire transfer of immediately available funds in accordance with the instructions provided by the Company.”

1.4 Section 1.4 of the Securities Purchase Agreement is hereby amended by adding the following clause (e):

“(e) As soon as reasonably practicable after the date of Amendment No. 1 to this Securities Purchase Agreement but in no event later than the fifth business day thereafter, the Purchaser shall deposit an additional Escrow Amount equal to $1,000,000 into the Escrow Account until such time as funds may be released pursuant to the terms of this Agreement and the Escrow Agreement, as amended.”

2. CONDITIONS TO CLOSING.

2.1 The Company’s obligations to sell the Securities at each Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of the conditions set forth in Article V of the Securities Purchase Agreement, and, with respect to the initial Closing only, the Company shall have received the Initial Closing Payment.

2.2 The obligation of the Purchaser to purchase the Securities at each Closing is subject to the fulfillment to its satisfaction on or prior to such Closing Date of each of the following conditions, each of which may be waived by the Purchaser:

(a) Each condition set forth in Article IV of the Securities Purchase Agreement (provided, however, the Purchaser hereby waives the conditions set forth in Section 4.4, Section 4.5 and Section 4.7, or acknowledges that such conditions have been previously satisfied);

(b) The Company shall have executed and delivered the following agreements and documents as of the date hereof:

(i) the Second Amendment to Escrow Agreement in the form of Exhibit A attached hereto;

(ii) the Second Amendment to Stock Pledge and Escrow Agreement in the form of Exhibit B attached hereto;

(iii) a certificate of an officer of the Company, dated such Closing Date, certifying (i) the fulfillment of the conditions specified in Section 2.2(b)(i) of this Amendment, (ii) the Board resolutions approving this Agreement and the transactions contemplated hereby, (iii) the articles of incorporation and bylaws of the Company; (iv) the names of each officer and director of the Company as of such Closing Date; and (v) such other matters as the Purchaser shall reasonably request; and

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(iv) an Additional Acquired Note in the principal amount of $500,000.

3. APPLICABILITY OF REPRESENTATIONS AND WARRANTIES AND COVENANTS. The Purchaser hereby agrees and affirms that each representation and warranty made in Article III of the Securities Purchase Agreement is true and correct as of the date hereof. The Company hereby agrees and affirms that each representation and warranty made in Article II of the Securities Purchase Agreement is true and correct as of the date hereof, except as set forth on Schedule 1 attached hereto and disclosures made on Schedule 1 shall be deemed to be exceptions to the representations and warranties in Article II of the Securities Purchase Agreement. The Company hereby covenants that each of the covenants contained in Articles VII and VIII of the Agreement shall be renewed as of the date hereof and shall apply to the Additional Acquired Notes, as applicable.

4. SECURED NATURE OF OBLIGATIONS; REGISTRATION RIGHTS. The Company hereby agrees and confirms that all obligations under the Additional Acquired Notes and under this Amendment shall constitute additional “Obligations” under the Amended and Restated Security Agreement. The Company hereby agrees and confirms that all shares of Common Stock underlying the Additional Acquired Notes constitute additional “Registrable Securities” under the Registration Rights Agreement. Each Guarantor hereby agrees and confirms that all obligations under the Additional Acquired Notes and under this Amendment shall constitute additional “Obligations” under the Amended and Restated Guaranty Agreement and the Amended and Restated Guarantor Security Agreement.

5. WAIVER OF ANTI-DILUTION RIGHTS. Purchaser acknowledges and agrees that the Additional Notes constitute “Senior Notes” under that certain Waiver of Anti-Dilution Rights by and between Purchase and the Company dated as of June 2, 2011.

6. MISCELLANEOUS. The Securities Purchase Agreement shall be deemed amended to the extent set forth in this Amendment. The Securities Purchase Agreement, as amended by the Amendment, shall constitute one agreement. All other terms and provisions shall remain in full force and effect and shall apply with respect to this Amendment and the Securities issued hereunder. If there is any inconsistency with the terms of the Securities Purchase Agreement and the Amendment, the terms of the Amendment shall govern over the Agreement. This Amendment is intended to be a final expression of the parties’ agreement to amend the Agreement and is intended to be a complete and exclusive statement of their agreement and understanding with respect to such amendment. This Amendment may be executed in accordance with Section 10.13 of the Securities Purchase Agreement.

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IN WITNESS WHEREOF, the Purchaser, the Company, and each Guarantor have caused this Amendment to be duly executed as of the date first written above.

COMPANY:

THE AMACORE GROUP, INC. By: /s/ Jay Shaffer Name: Jay Shafer Title: CEO

PURCHASER:
VICIS CAPITAL MASTER FUND By: Vicis Capital, LLC, its investment advisor By: /s/ Keith W. Hughes Name: Keith W. Hughes Title: Chief Financial Officer

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GUARANTORS:
AMACORE DIRECT MARKETING, INC. By: /s/ Jay Shafer Name: Jay Shafer Title: CEO	US HEALTH BENEFITS GROUP, INC. By : /s/ Jay Shafer Name: Jay Shafer Title: CEO

LIFEGUARD BENEFIT SERVICES, INC. By: /s/ Jay Shafer Name: Jay Shafer Title: CEO	US HEALTHCARE PLANS, INC. By: /s/ Jay Shafer Name: Jay Shafer Title: CEO

JRM BENEFITS CONSULTANTS, LLC By: /s/ Jay Shafer Name: Jay Shafer Title: CEO	ON THE PHONE, INC. By: /s/ Jay Shafer Name: Jay Shafer Title: CEO

TELEPROTECT 800, LLC By: /s/ Jay Shafer Name: Jay Shafer Title: CEO